SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 15, 2004





                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                       0-24621             22-3591051
----------------------------         --------------         -------------
(State or other jurisdiction         (SEC File No.)         (IRS Employer
     of incorporation)                                    Identification
                                                               Number)


789 Farnsworth Avenue, Bordentown, NJ.                 08505
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                            FARNSWORTH BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events

         On March 15, 2004, the Registrant announced that its Board of Directors had declared a 20% stock dividend on the Company's outstanding common stock, payable on April 8, 2004, to stockholders of record as of March 29, 2004.


         For further details, reference is made to the Press Release dated March 16, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------------------------

         (c)Exhibits:

                  99  Press Release dated March 16, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            FARNSWORTH BANCORP, INC.


Date: March 16, 2004                        By: /s/Gary N. Pelehaty
                                                --------------------------------
                                                Gary N. Pelehaty
                                                President and Chief
                                                Executive Officer